CLEARWATER PAPER CORPORATION SECOND QUARTER EARNINGS RELEASE MATERIALS AUGUST 4, 2021 ARSEN S. KITCH President, Chief Executive Officer And Director MICHAEL J. MURPHY Senior Vice President And Chief Financial Officer

Cautionary Statement Regarding Forward Looking Statements This presentation of supplemental information contains, in addition to historical information, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the impact of COVID-19 on consumer behavior and our business and operations; order patterns; consumer demand and industry trends, including in response to COVID19, and other factors; backlogs and inventory overhang; impact of price increases; assumptions for Q3 2021 and full year 2021, including maintenance outage impacts, operational factors, interest, capital, inflation, depreciation and amortization and income tax; the operational and financial benefits from the Shelby expansion; and the indefinite closure of the Neenah facility and related costs and benefits . These forward-looking statements are based on management’s current expectations, estimates, assumptions and projections that are subject to change. Our actual results of operations may differ materially from those expressed or implied by the forward-looking statements contained in this presentation. Important factors that could cause or contribute to such differences include the risks and uncertainties described from time to time in the company's public filings with the Securities and Exchange Commission, including but not limited to the following: impact of COVID-19 on our operations and our supplier’s operations and on customer demand; competitive pricing pressures for our products, including as a result of increased capacity as additional manufacturing facilities are operated by our competitors and the impact of foreign currency fluctuations on the pricing of products globally; the loss of, changes in prices in regard to, or reduction in, orders from a significant customer; changes in the cost and availability of wood fiber and wood pulp; changes in transportation costs and disruptions in transportation services; changes in customer product preferences and competitors' product offerings; larger competitors having operational and other advantages; customer acceptance and timing and quantity of purchases of our tissue products, including the existence of sufficient demand for and the quality of tissue produced by our expanded Shelby, North Carolina operations; consolidation and vertical integration of converting operations in the paperboard industry; our ability to successfully implement our operational efficiencies and cost savings strategies, along with related capital projects and restructuring activities, and achieve the expected operational or financial results of those projects; changes in the U.S. and international economies and in general economic conditions in the regions and industries in which we operate; manufacturing or operating disruptions, including IT system and IT system implementation failures, equipment malfunctions and damage to our manufacturing facilities; cyber-security risks; changes in costs for and availability of packaging supplies, chemicals, energy and maintenance and repairs; labor disruptions; cyclical industry conditions; changes in expenses, required contributions and potential withdrawal costs associated with our pension plans; environmental liabilities or expenditures; reliance on a limited number of third-party suppliers for raw materials; our ability to attract, motivate, train and retain qualified and key personnel; our substantial indebtedness and ability to service our debt obligations; restrictions on our business from debt covenants and terms; negative changes in our credit agency ratings; and changes in laws, regulations or industry standards affecting our business. Forward-looking statements contained in this presentation present management’s views only as of the date of this presentation. We undertake no obligation to publicly update forward-looking statements, to retract future revisions of management's views based on events or circumstances occurring after the date of this presentation. Non-GAAP Financial Measures This presentation include certain financial measures that are not calculated in accordance with GAAP, including Adjusted EBITDA, Adjusted Income and Net debt. The Company’s management believes that the presentation of these financial measures provides useful information to investors because these measures are regularly used by management in assessing the Company’s performance. These financial measures should be considered in addition to results prepared in accordance with GAAP but should not be considered substitutes for or superior to GAAP results. In addition, these non-GAAP financial measures may not be comparable to similarly-titled measures utilized by other companies, since such other companies may not calculate such measure in the same manner as we do. A reconciliation of these measures (Adjusted EBITDA, Adjusted Income and Net debt) to the most relevant GAAP measure is available in the appendix of this presentation. FORWARD LOOKING STATEMENTS © Clearwater Paper Corporation 2021 2

Overall • Net loss $52 million, including $31 million (after tax) associated with Neenah closure • Adjusted net loss $18 million • Adjusted EBITDA $15 million Pulp and Paperboard • Continued strong customer demand • SBS prices increased • Successfully completed major maintenance outage Consumer Products • Inventory destocking at retailers and consumers impacted sales • Initial recovery in demand after April • Reduced production to reduce inventory • Announced closure of Neenah, Wisconsin facility Capital Structure • Liquidity remained strong at $297 million • Reduced net debt by $4 million Q2 2021 BUSINESS HIGHLIGHTS © Clearwater Paper Corporation 2021 3

Industry • We estimate ~2/3 of industry demand is driven by recession resilient end-market segments, such as food packaging and other consumer goods • ~1/3 of demand is exposed to discretionary end-market segments, including food service, commercial print, luxury packaging, etc. • Fastmarkets RISI reflected market price increases • Folding carton grades: $50/ton, collectively in March and April, $50/ton in June and $30/ton in July • Cup stock and food service: $20/ton in April, $30/ton in June and $50/ton in July Clearwater Paper • Demand and order backlogs remain strong • Impact of previously announced price increases • Implementation and impact on financials can take up to two quarters • Greater growth in food service is expected to be a negative mix shift • Major maintenance outage in Lewiston completed on-time and on budget BUSINESS UPDATE – PULP AND PAPERBOARD DIVERSIFIED RANGE OF END-MARKET PRODUCTS AND FLEXIBILITY IN OUR SUPPLY CHAIN PROVIDED OVERALL STRONG RESULTS © Clearwater Paper Corporation 2021 4

Industry • Pre-COVID: ~10 million ton demand with ~2/3 at-home, ~1/3 away from home • Initial COVID reaction: shift to at-home demand and consumer pantry stocking in 2020 • Current COVID phase: reverting towards historical sales and consumption levels • Away from home consumption recovering • Inventory destocking at consumers and retailers began late in Q1 2021 and bottomed out in Q2 2021 • Consumer purchases bottomed out in March per IRI panel data • Shipments to retailers bottomed out in April per Fastmarkets RISI Clearwater Paper • Q2 2021 shipments were 10.2 million cases compared to16.0 million in Q2 2020, 12.5 million Q2 2019, and 11.7 million in Q1 2021 • Lowest shipment month was April with 3.1 million cases • Order patterns increasing into Q3 2021 • Q2 2021 production was curtailed to reduce inventory and meet demand • Monitoring channel and customer trends to determine altered consumer buying patterns • Indefinitely closed Neenah to reduce Clearwater Paper’s cost position, exit away from home category BUSINESS UPDATE – CONSUMER PRODUCTS RETAIL TISSUE SHIPMENTS BOTTOMED IN Q2 2021 © Clearwater Paper Corporation 2021 5

© Clearwater Paper Corporation 2021 FINANCIAL PERFORMANCE ($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS) 1. Includes impairment and other costs associated with the Neenah, Wisconsin facility closure and other items. Refer to Clearwater Paper 10-Q filed with the SEC on August 4, 2021 for further details. 2021 2020 2021 2020 Net sales 406.4$ 480.6$ 832.3$ 958.5$ Cost of sales 392.2 396.7 762.8 819.7 Selling, general and adminstrative 26.3 32.6 54.1 60.1 Other operating charges, net1 44.5 3.0 44.9 11.6 Income from operations (56.6) 48.2 (29.5) 67.0 Non-operating expense (11.8) (14.9) (23.6) (29.6) Income tax provision (benefit) (16.7) 10.4 (13.5) 4.2 Net income (loss) (51.6)$ 22.8$ (39.6)$ 33.1$ Diluted income per share (3.10)$ 1.36$ (2.37)$ 1.99$ Adjusted income per share (1.07)$ 1.67$ (0.37)$ 2.24$ Adjusted EBITDA 14.8$ 78.9$ 69.1$ 134.3$ Quarter Ended June 30, Six Months Ended June 30, 6

© Clearwater Paper Corporation 2021 SEGMENT PROFIT AND LOSS AND ADJUSTED EBITDA ($ IN MILLIONS) 1. Includes impairment and other costs associated with Neenah, Wisconsin and other items. Refer to Clearwater Paper 10-Q filed with the SEC on August 4, 2021, for further details. 2021 2020 2021 2020 Net Sales Pulp and Paperboard 227.4$ 216.5$ 447.2$ 439.6$ Consumer Products 180.7 271.3 389.0 533.8 Eliminations (1.7) (7.2) (3.9) (15.0) 406.4$ 480.6$ 832.3$ 958.5$ Operating Income Pulp and Paperboard 13.0$ 32.0$ 38.0$ 58.2$ Consumer Products (10.0) 36.8 7.9 51.4 Corporate and other (15.0) (17.6) (30.5) (31.0) Other operating charges, net1 (44.5) (3.0) (44.9) (11.6) (56.6)$ 48.2$ (29.5)$ 67.0$ Adjusted EBITDA Pulp and Paperboard 22.0$ 41.2$ 56.0$ 76.7$ Consumer Products 6.7 53.9 41.4 85.8 Corporate and other (14.0) (16.2) (28.2) (28.2) 14.8$ 78.9$ 69.1$ 134.3$ Quarter Ended June 30, Six Months Ended June 30, 7

PULP AND PAPERBOARD RESULTS Q2 2021 VS. Q2 2020 SEGMENT ADJUSTED EBITDA ($ IN MILLIONS) 1. Estimated cost $22 million Higher pricing with favorable mix Major outage1 and input costs © Clearwater Paper Corporation 2021 8

CONSUMER PRODUCTS RESULTS Q2 2021 VS. Q2 2020 SEGMENT ADJUSTED EBITDA ($ IN MILLIONS) Lower sales and production volumes Higher input costs partially offset by reduced SG&A © Clearwater Paper Corporation 2021 9

© Clearwater Paper Corporation 2021 CAPITAL STRUCTURE AND ALLOCATION Capital structure: supportive and stable • Ample liquidity • No material near-term debt maturities • Corporate/Issuer ratings: Ba2/BB- Capital allocation objectives: • Utilize free cash flow to reduce debt • Target net debt to Adjusted EBITDA ratio of 2.5x • Targeted business improvements and maintenance capital • Normalized $60 million / year $0.0 $0.0 $0.0 $0.0 $300.0 $129.3 $0.0 $275.0 2021 2022 2023 2024 2025 2026 2027 2028 Scheduled Debt Maturity Profile ($ in millions)2 Liquidity Profile ($ in millions)1 ABL Availability $239.2 Less Utilization (3.6) Plus Unrestricted Cash 60.9 Liquidity $296.5 1. ABL availability based on borrowing base calculations and consolidated balance sheet as of June 30, 2021, and utilization includes ABL borrowing of $0 million and outstanding letters of credit of $3.6 million. 2. This chart excludes finance leases as of June 30, 2021 and assumes that the 2025 notes are repaid or refinanced at least 91 days prior to their maturity. Current debt maturities include $300 million of 5.375% notes due 2025; Term Loan due 2026; and $275 million of 4.75% notes due 2028. 10

OUTLOOK FOR 2021 - ASSUMPTIONS © Clearwater Paper Corporation 2021 Q3 2021 Operational: $40 to $48 million of Adjusted EBITDA • Lower major maintenance outage impact, net benefit $17 to $19 million • Positive impact of previously announced price increases in paperboard • Increased tissue sales sequentially • Raw material inflation impacting EBITDA sequentially by $9 to $13 million relative to Q2 2021 • Realize benefits of Neenah closure FY 2021 Operational • Impact of previously announced price increases in paperboard • Planned major maintenance outages $25 to $27 million impact to Adjusted EBITDA • Tissue sales and production volumes down significantly year over year due to destocking • Raw material inflation impact of $60 to $70 million, with pulp representing over half the total • Realize benefits of Neenah closure FY 2021 Other • Interest expense: $36 to $38 million • Depreciation and amortization expense: $104 to $108 million • CAPEX: $50 to $55 million • Taxes: Effective rate 26-27% 11

Pulp and Paperboard • Diversified range of end-market products, well-invested national footprint • Focused on non-integrated customers with strong service and quality commitment • Well positioned for trends towards sustainable packaging and food service products Consumer Products • Leading private-brand provider with national scale and superior supply chain performance • Shift to private-brands continues with long runway • Tissue is need-based and economically resilient Near-term Strategy is to prioritize free cash flow, reduce debt • Deliver benefits from Shelby investment • Operational improvements • Manage working capital • Prudent capital allocation CLEARWATER PAPER VALUE PROPOSITION WELL POSITIONED ACROSS TWO ATTRACTIVE BUSINESSES © Clearwater Paper Corporation 2021 12

APPENDIX © Clearwater Paper Corporation 2021 13

PULP AND PAPERBOARD SEQUENTIAL QUARTER RESULTS Q2 2021 VS. Q1 2021 SEGMENT ADJUSTED EBITDA ($ IN MILLIONS) 1. 1 Estimated cost $22 million Major maintenance, absence of weather event, input costs1 Favorable mix and higher pricing © Clearwater Paper Corporation 2021 14

CONSUMER PRODUCTS SEQUENTIAL QUARTER RESULTS Q2 2021 VS. Q1 2021 SEGMENT ADJUSTED EBITDA ($ IN MILLIONS) Reduced demand Higher input costs partially offset by lower SG&A © Clearwater Paper Corporation 2021 15

KEY SEGMENT INFORMATION

	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021
Pulp and Paperboard										
Sales ($ millions)	$212.1	$235.4	$223.6	$214.3	$223.1	$216.5	$217.2	$220.4	$219.7	$227.4
Adjusted EBITDA ($ millions)	$38.9	$42.9	$28.2	$44.0	$35.5	$41.2	$41.8	$42.8	$34.0	$22.0
Shipments (short tons)	197.8	220.6	210.5	199.1	207.9	201.7	205.4	206.2	206.7	200.6
Sales price ($/short ton)	$1,024	$ 1,023	$ 1,021	$ 1,023	$ 1,013	$ 1,009	$ 1,009	$ 1,002	$1,028	$1,058
Consumer Products										
Sales ($ millions)	$223.1	$222.8	$227.9	$228.7	$262.5	$271.3	$245.9	$238.9	$208.4	$180.7
Adjusted EBITDA ($ millions)	$16.0	$12.4	$14.7	$20.7	$31.9	$53.9	$48.5	$44.7	$34.7	$6.7
Shipments										
Retail (short tons in thousands)	73.4	76.2	79.5	79.7	90.8	95.4	86.3	83.3	70.8	61.5
Non-Retail (short tons in thousands)	10.3	6.6	6.9	8.4	9.0	5.8	3.8	6.5	9.4	7.4
Converted Products (cases in millions)	12.3	12.5	13.2	13.3	15.2	16.0	14.5	13.9	11.7	10.2
Sales Price ($ per short ton)										
Retail	$2,789	$ 2,764	$ 2,707	$ 2,698	$ 2,732	$ 2,729	$ 2,766	$ 2,745	$ 2,758	$2,755
Non-Retail[1]	$1,799	$ 1,851	$ 1,805	$ 1,590	$ 1,548	$ 1,746	$ 1,820	$ 1,552	$ 1,404	$1,508
Production										
Converted Products (cases in millions)	12.4	12.8	12.9	13.6	13.9	15.9	15.3	13.9	13.5	9.6

1. Note: Non-retail includes away-from-home and parent rolls.

CLEARWATER PAPER

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RECONCILIATION OF ADJUSTED EBITDA

($ IN MILLIONS)

	Three Months Ended June 30, 2021	Three Months Ended June 30, 2020	March 31, 2021	Six Months Ended June 30, 2021	Six Months Ended June 30, 2020
Net income (loss)	$ (51.6)	$ 22.8	$ 12.1	$ (39.6)	$ 33.1
Income tax provision (benefit)	(16.7)	10.4	3.2	(13.5)	4.2
Interest expense, net	9.3	12.0	9.3	18.6	24.9
Depreciation and amortization expense	26.8	27.8	26.8	53.7	55.8
Other operating charges, net	44.5	3.0	0.4	44.9	11.6
Other non-operating expense	2.5	2.0	2.5	5.0	3.8
Debt retirement costs	-	1.0	-	-	1.0
Adjusted EBITDA	$ 14.8	$ 78.9	$ 54.3	$ 69.1	$ 134.4
Pulp and Paperboard segment income	$ 13.0	$ 32.0	$ 25.0	$ 38.0	$ 58.2
Depreciation and amortization	9.0	9.2	9.0	18.0	18.5
Adjusted EBITDA Paperboard segment	$ 22.0	$ 41.2	$ 34.0	$ 56.0	$ 76.7
Consumer Products segment income	$ (10.0)	$ 36.8	$ 17.9	$ 7.9	$ 51.4
Depreciation and amortization	16.8	17.1	16.8	33.5	34.4
Adjusted EBITDA Consumer Products segment	$ 6.7	$ 53.9	$ 34.7	$ 41.4	$ 85.8
Corporate and other expense	$ (15.0)	$ (17.6)	$ (15.5)	$ (30.5)	$ (31.0)
Depreciation and amortization	1.0	1.4	1.1	2.2	2.9
Adjusted EBITDA Corporate and other	$ (14.0)	$ (16.2)	$ (14.4)	$ (28.3)	$ (28.2)
Pulp and Paperboard segment	$ 22.0	$ 41.2	$ 34.0	$ 56.0	$ 76.7
Consumer Products segment	6.7	53.9	34.7	41.4	85.8
Corporate and other	(14.0)	(16.2)	(14.4)	(28.3)	(28.2)
Adjusted EBITDA	$ 14.8	$ 78.9	$ 54.3	$ 69.1	$ 134.3

CLEARWATER PAPER
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© Clearwater Paper Corporation 2021 RECONCILIATION OF ADJUSTED INCOME ($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS) 2021 2020 2021 2020 Net income (51.6)$ 22.8$ (53.1)$ 33.1$ Add back: Income tax provision (16.7) 10.4 - 4.2 Income before income taxes (68.4) 33.2 (53.1) 37.4 Add back: Debt retirement costs - 1.0 - 1.0 Other operating charges, net 44.5 3.0 44.9 11.6 Adjusted net income before tax (23.8) 37.2 (8.2) 49.9 Normalized income tax provision (benefit) (6.0) 9.3 (2.0) 12.5 Adjusted income (17.9)$ 27.9$ (6.1)$ 37.4$ Weighted average diluted shares (thousands) 16,685 16,686 16,678 16,644 Adjusted income per diluted share (1.07)$ 1.67$ (0.37)$ 2.24$ Six Months Ended June 30,Quarter Ended June 30, 18

ADDITIONAL RECONCILIATIONS Net Debt Mar 31, 2020 June 30, 2020 Sept 30, 2020 Dec 31, 2020 Mar 31, 2021 June 30, 2021 Cash $ 60.8 $ 48.2 $ 47.5 $ 35.9 $ 57.1 60.9 Current debt 58.1 1.6 1.7 1.7 1.7 1.7 Long term debt 883.9 827.9 785.5 716.4 716.3 716.2 add: Deferred debt costs 7.7 6.4 8.2 6.9 6.6 6.4 less: Financing leases (22.0) (21.6) (21.2) (20.8) (20.4) (20.0) Subtotal 927.7 814.3 774.2 704.2 704.2 704.3 Net debt $ 866.9 $ 766.1 $ 726.7 $ 668.3 $ 647.1 $ 643.3 Free Cash Flow Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Cash from operations $ 11.7 $ 109.0 $ 55.7 $ 70.8 $ 33.8 $14.8 Additions to property, plant and equipment (10.5) (7.3) (9.7) (12.2) (11.1) (10.5) Free cash flow $ 1.2 $ 101.7 $ 46.0 $ 58.6 $ 22.7 $ 4.3 ($ IN MILLIONS) © Clearwater Paper Corporation 2021 19

MAJOR MAINTENANCE SCHEDULE ($ IN MILLIONS) 1. This information is based upon management’s current expectations and estimates, as well as historical averages. Many factors are outside the control of management, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 2. Idaho $7 $10 $18 $20 $17 $7 $22 $18 $30 None $24 None $25 - $27 $25 - $30 2015 2016 2017 2018 2019 2020 2021e 2022e Q1 Q2 Q3 Q4 Total 1 1 © Clearwater Paper Corporation 2021 20

KEY COMMODITY CONSUMPTION VOLUMES 1 Approximated annual volume and expense amounts are based on historical average consumption and management's current expectations and estimates with respect to future volumes, and these amounts may be significantly influenced by general market conditions and other factors outside of our control. These estimates exclude commodity usage in our Neenah, WI location. Actual results may differ materially from the information set forth above. See "Forward-Looking Statements" on page. COGS Input Unit of Measure Approximate Annual Volume1 (in millions) Purchased Pulp Ton 0.3 Fiber Bone Dry Ton 1.7 Diesel Gallon 10 Electric MWh 0.95 Natural Gas MMBTU 9.5 Polyethylene Pound 30 Caustic Pound 90 Chlorate Pound 30 © Clearwater Paper Corporation 2021 21